UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2023

cbdMD, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-38299	47-3414576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8845 Red Oak Blvd, Charlotte, NC 28217
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (704) 445-3060

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common	YCBD	NYSE American
8% Series A Cumulative Convertible Preferred Stock	YCBD PR A	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. OTHER EVENTS.

On August 22, 2023, cbdMD, Inc. (the “Company”) issued a press release announcing that its Board of Directors has suspended the monthly cash dividend payment on the Company’s 8.0% Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”) beginning with the month ending August 31, 2023 as the Company conserves cash in order to continue its efforts to increase sales, develop additional products, continue research and development, reduce operating expenses and attempt to achieve profitability.

The board of the Company has recently adopted resolutions to amend the Company’s Certificate of Designation (the “Series A Certificate of Designation”) for the Series A Preferred Stock to provide that each share of Series A Preferred will be automatically converted into three shares of common stock (the “Series A Amendment”). The Company is holding a special meeting of its shareholders to vote on the Series A Amendment on September 22, 2023. The Series A Amendment requires: (1) the affirmative vote of a majority of the shares of the Company’s common stock present, either in person or represented by proxy, and entitled to vote at the special meeting and (2) the affirmative vote or consent of the holders of at least two-third (2/3) of the Company’s outstanding shares of Series A Preferred. In the event the Series A Amendment is approved, holders of the Series A Preferred would receive three shares of common stock for each share of Series A Preferred and no longer own any Series A Preferred Stock, or hold any of the rights and preferences of the Series A Preferred or be entitled to any accrued dividend payments, if any.

A copy of the press release announcing these events is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 22, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cbdMD, Inc.

Date: August 22, 2023	By:	/s/ T. Ronan Kennedy
T. Ronan Kennedy, Chief Financial Officer and Interim Chief Executive Officer